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                                                                   EXHIBIT 23.2




                          INDEPENDENT AUDITORS' CONSENT

Board of Directors
Carolina First BancShares, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Registration Statement on Form S-2.


                                                      KPMG Peat Marwick LLP

Charlotte, North Carolina
October 14, 1997